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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 7, 2002



                                PHOTRONICS, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)



  Connecticut                     0-15451                  06-0854886
  -----------                     -------                  ----------
(State or other                 (Commission               (IRS Employer
 jurisdiction of                File Number)            Identification No.)
 Incorporation)



         1061 East Indiantown Road, Jupiter, FL         33477
        (Address of principal executive offices)      (Zip Code)


     Registrant's telephone number, including area code: (561) 745-1222



         (Former name or former address, if changed since last report.)

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Item 5. Other Events

     On May 7, 2002, the Company issued a press release announcing that Dan Del Rosario, the Chief Executive Officer of Photronics, Inc. and George Macricostas, the President of RagingWire Telecommunications, Inc. have been elected to the Company's Board of Directors. A copy of the press release is attached to this Form 8-K.

Item 7. Financial Statements and Exhibits

(c)  Exhibits

     99.  Press Release dated May 13, 2002.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PHOTRONICS, INC.


                                                 /s/ James A. Eder
May 14, 2002                                     By: James A. Eder
                                                 Title: Vice President
                                                        & General Counsel